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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   November 6, 2000
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                        CONVERGENT COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)

         Colorado                      333-53953               84-1337265
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                     Identification No.)


                     400 Inverness Drive South, Suite 400
                           Englewood, Colorado 80112
                                (303) 749-3000
         (Address and telephone number of principal executive offices)

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Item 5.  Other Events

     In a press release dated November 6, 2000, Convergent Communications, Inc., a Colorado corporation, announced the appointment of Ernest J. Sampias as it's Executive Vice President and Chief Financial Officer. A copy of the press release is attached.

Item 7.  Exhibits

     (c) Exhibits

         99.1 Press release, dated November 6, 2000.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Convergent Communications, Inc.

Date: November 6, 2000                  By:    /s/ Martin E. Freidel
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                                                 Martin E. Freidel
                                     Executive Vice President, General Counsel
                                              and Assistant Secretary